UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

HIGH ROLLER TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Delaware	001-42202	87-4159815
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

400 South 4th Street, Suite 500-#390
Las Vegas, Nevada 89101

(Address of principal executive offices) (Zip code)

(702) 509-5244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ROLR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On October 15, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of High Roller Technologies, Inc. (the “Company”), after discussion with the Company’s senior management, concluded that the Company’s previously issued unaudited condensed consolidated financial statements as of and for the periods ended March 31, 2026 and June 30, 2026, originally included in the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 12, 2026 and August 11, 2026, respectively (collectively the “Prior Financial Statements”), should no longer be relied upon and should be restated due to an error in the Company’s accounting for warrants issued to the placement agent for the Company’s January 2026 registered direct offering. Accordingly, investors should no longer rely upon the Company’s Prior Financial Statements or, to the extent they describe the Prior Financial Statements, the related earnings releases and other communications. The Company had recognized the approximately $1.0 million grant-date fair value of the warrants as general and administrative expense; as a non-cash cost of the offering. However, it should have been recorded as a reduction of additional paid-in capital.

The error is non-cash and does not affect the Company’s revenue, cash and cash equivalents, working capital, total stockholders’ equity or net cash flows. Correcting the error will reduce the Company’s previously reported net loss by approximately $1.0 million: from $3.0 million to $2.0 million, or from $0.29 to $0.19 per basic and diluted share, for the three months ended March 31, 2026, and from $5.3 million to $4.3 million, or from $0.50 to $0.41 per basic and diluted share, for the six months ended June 30, 2026. General and administrative expense and loss from operations were overstated by the same amount, and additional paid-in capital and accumulated deficit were each overstated by $1.0 million as of March 31, 2026 and June 30, 2026. The error arose in the first quarter of 2026 and does not affect the Company’s results of operations for the three months ended June 30, 2026.

The Company intends to amend each of its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026 (together, the “Amended Reports”) on October 16, 2026.

In addition, the Amended Reports will include certain corrections to presentation and disclosures that do not affect the Company’s financial position, results of operations or cashflows.

In connection with the error, the Company’s management has identified an additional material weakness in the Company’s internal control over financial reporting as of March 31, 2026 and June 30, 2026, related to the operation of its management review control over the accounting for significant and unusual transactions. The Company intends to remediate the material weakness by strengthening its technical accounting resources and its review of significant and unusual transactions. The Company’s updated assessment of the effectiveness of its disclosure controls and procedures, and its remediation plan, will be described in more detail in the Amended Reports.

The Audit Committee has discussed the matters disclosed in Item 4.02 of this Current Report on Form 8-K with WithumSmith+Brown, PC, the Company's independent registered public accounting firm.

The Compensation Committee of the Board considered the Company’s Clawback Policy and concluded that the restatement would not require recovery of any awarded compensation pursuant to the Company’s Clawback Policy (which was filed as Exhibit 97.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the the scope and impact of the errors in the Prior Financial Statements, the Company’s plan to file the Amended Reports and remediate the material weakness.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, the identification of any additional errors or control deficiencies, or adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K, and volatility of the Company’s stock price.

You should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2026

HIGH ROLLER TECHNOLOGIES, INC.

By:	/s/ Adam Felman
Adam Felman Chief Financial Officer